Exhibit 10.6

EXECUTION COPY

RETENTION BONUS AGREEMENT

1.             Purpose.  This Retention Bonus Agreement (the ”Agreement”) is entered into as of November 20, 2007 by ReAble Therapeutics, Inc., a Delaware corporation, which intends to change its name to “DJO Incorporated” (the ”Company”), and                                  (“You,” “Your” or “Executive”) for the purpose of setting forth the requirements for the Executive to receive additional compensation (the ”Retention Bonus”) as an incentive to continue employment with the Company during a transition period following the consummation of the transactions (the ”Transactions”) contemplated by that certain Agreement and Plan of Merger, dated contemporaneously herewith, by and among ReAble Therapeutics Finance LLC, Reaction Acquisition Merger Sub, both Delaware corporations and a wholly owned subsidiaries of the Company, and DJO Incorporated.

2.             Deadline for Acceptance of this Offer.  In order to accept this offer, You must sign and return this Agreement to Donald Roberts not later than November 30, 2007.

3.             Requirements for Receiving Retention Bonus.  You will be entitled to receive fifty percent (50%) of the Retention Bonus on January 1, 2008, and fifty percent (50%) of the Retention Bonus on January 1, 2009 (each, a “Retention Date”), subject to forfeiture and/or repayment if You do not remain employed by the Company through January 1, 2009, as described below.

Notwithstanding the forgoing, if Your employment is terminated by the Company without “Cause” (as defined in Your Change of Control Severance Agreement with the Company, dated as of September 19, 2007 (“Severance Agreement”)) prior to January 1, 2009, You will be entitled to the entire Retention Bonus.

4.             Amount and Time of Payment of Retention Bonus.  The Retention Bonus is equal to $                 .  Retention Bonus payments, less all applicable withholding taxes, will be made within ten (10) business days after a Retention Date or Your termination without Cause, as applicable.

5.             Forfeiture or Repayment of Retention Bonus.  Notwithstanding the forgoing, if Your employment is terminated by the Company for Cause prior to January 1, 2010, You forfeit Your right to receive any unpaid Retention Bonus Payment and, if applicable, You must repay to the Company, within 30 days of Your termination for Cause, the amount of any Retention Bonus payment made to You.

6.             Effect of Retention Bonus on Other Benefits.  The payment of any Retention Bonus will not alter Your entitlement to or the amount of any severance or other payment You are entitled to under any other plans, policies or arrangements of the Company.  For purposes of clarification and without limiting the preceding sentence, the Retention Bonus shall not be considered in the computation of Your “Bonus Amount” (as defined in Your Severance Agreement), part of Your “base salary” (as such term is used in Your Severance Agreement) and, more generally, in the determination of the payments, if any, that You may be entitled to pursuant to the terms of Your Severance Agreement.

7.             Confidentiality.  You are required to keep confidential and may not discuss with anyone (other than Your spouse, or as may be required by law or any court order, provided they also keep confidential) the fact that You have been offered a Retention Bonus or any provisions of this Agreement, unless You receive prior written consent from the Company.  If You violate this confidentiality requirement, You will not receive any portion of the Retention Bonus which has not paid to You and You may be subject to additional action by the Company.

8.             Offset of Amounts Owed; Withholding.  The Company shall be entitled to deduct or withhold from any Retention Bonus payment made to You any amounts You owe the Company or any of its affiliates, and (ii) any federal, state, local or foreign taxes imposed with respect to Your compensation or other payments from the Company or any of its affiliates.

9.             No Change in Legal Employment Status.  This Agreement and the Retention Bonus are not a contract or guarantee of employment with the Company and they are not intended to change in any way Your status as an at-will employee subject to all applicable terms and conditions of Your employment.

10.           No Right to Assign.  You may not sell or assign Your right to receive the Retention Bonus or pledge it as security for a loan or otherwise, and Your creditors cannot garnish, attach or levy on it prior to its payment.

11.           Successors.  This Agreement is binding on the Company and any direct corporate successor to the Company or its business, and on Your estate, personal representative, guardian or any other person acting in Your interest.

12.           Governing Law.  This Agreement will be governed by and interpreted under New York law.

13.           Entire Agreement.  Except as otherwise specifically referenced herein, this Agreement is the entire agreement between You and the Company concerning the terms of the Retention Bonus for continuing employment with the Company in connection with the Transactions, and it supersedes any other agreement or statement made to You in this regard.

[Signature page follows]

2

EXECUTIVE	REABLE THERAPEUTICS, INC.

HARRY L. ZIMMERMAN

Date Signed	Date Signed

[Signature Page to Retention Bonus Agreement]

3

EXECUTION COPY

RETENTION BONUS AGREEMENT

1.             Purpose.  This Retention Bonus Agreement (the ”Agreement”) is entered into as of November 20, 2007 by ReAble Therapeutics, Inc., a Delaware corporation, which intends to change its name to “DJO Incorporated” (the ”Company”), and                                       (“You,” “Your” or “Executive”) for the purpose of setting forth the requirements for the Executive to receive additional compensation (the ”Retention Bonus”) as an incentive to continue employment with the Company during a transition period following the consummation of the transactions (the ”Transactions”) contemplated by that certain Agreement and Plan of Merger, dated contemporaneously herewith, by and among ReAble Therapeutics Finance LLC, Reaction Acquisition Merger Sub, both Delaware corporations and a wholly owned subsidiaries of the Company, and DJO Incorporated.

2.             Deadline for Acceptance of this Offer.  In order to accept this offer, You must sign and return this Agreement to Donald Roberts not later than November 30, 2007.

3.             Requirements for Receiving Retention Bonus.  You will be entitled to receive fifty percent (50%) of the Retention Bonus on January 1, 2008, and fifty percent (50%) of the Retention Bonus on January 1, 2009 (each, a “Retention Date”), subject to forfeiture and/or repayment if You do not remain employed by the Company through January 1, 2009, as described below.

Notwithstanding the forgoing, if Your employment is terminated by the Company without “Cause” (as defined below) prior to January 1, 2009, You will be entitled to the entire Retention Bonus.

4.             Amount and Time of Payment of Retention Bonus.  The Retention Bonus is equal to $                  .  Retention Bonus payments, less all applicable withholding taxes, will be made within ten (10) business days after a Retention Date or Your termination without Cause, as applicable.

5.             Forfeiture or Repayment of Retention Bonus.  Notwithstanding the forgoing, if Your employment is terminated by the Company for Cause prior to January 1, 2010, You forfeit Your right to receive any unpaid Retention Bonus Payment and, if applicable, You must repay to the Company, within 30 days of Your termination for Cause, the amount of any Retention Bonus payment made to You.

For purposes of this Agreement, “Cause” means (i) ”Cause” as that term may be defined in any written employment agreement between You and the Company or any of its affiliates, which may at any time be in effect, (ii) Your willful and continued failure to substantially perform Your duties hereunder (other than any such failure resulting from Your disability or any such failure subsequent to Your being delivered notice of the Company’s intent to terminate Your employment without Cause or delivering to the Company a notice of Your intent to terminate) following written notice by the Company to You that specifically identifies such failure and Your not curing such failure within thirty (30) days following receipt of such notice (for the avoidance of doubt, Your unsatisfactory performance of Your duties shall not be deemed to be a failure to substantially perform); (iii) conviction of, or a plea of nolo contendere to, (A) a felony (other than traffic-related) under the laws of the United States or any state thereof or any similar criminal act in a jurisdiction outside the United States, or (B) a crime involving moral turpitude that could be injurious to the Company or its reputation; (iv) Your willful malfeasance or willful misconduct which is materially and demonstrably injurious to the Company; or (v) any act of fraud by You in the performance of Your duties hereunder.

6.             Effect of Retention Bonus on Other Benefits.  The payment of any Retention Bonus will not alter Your entitlement to or the amount of any severance or other payment You are entitled to under any other plans, policies or arrangements of the Company.

7.             Confidentiality.  You are required to keep confidential and may not discuss with anyone (other than Your spouse, or as may be required by law or any court order, provided they also keep confidential) the fact that You have been offered a Retention Bonus or any provisions of this Agreement, unless You receive prior written consent from the Company.  If You violate this confidentiality requirement, You will not receive any portion of the Retention Bonus which has not paid to You and You may be subject to additional action by the Company.

8.             Offset of Amounts Owed; Withholding.  The Company shall be entitled to deduct or withhold from any Retention Bonus payment made to You any amounts You owe the Company or any of its affiliates, and any federal, state, local or foreign taxes imposed with respect to Your compensation or other payments from the Company or any of its affiliates.

9.             No Change in Legal Employment Status.  This Agreement and the Retention Bonus are not a contract or guarantee of employment with the Company and they are not intended to change in any way Your status as an at-will employee subject to all applicable terms and conditions of Your employment.

10.           No Right to Assign.  You may not sell or assign Your right to receive the Retention Bonus or pledge it as security for a loan or otherwise, and Your creditors cannot garnish, attach or levy on it prior to its payment.

11.           Successors.  This Agreement is binding on the Company and any direct corporate successor to the Company or its business, and on Your estate, personal representative, guardian or any other person acting in Your interest.

12.           Governing Law.  This Agreement will be governed by and interpreted under New York law.

13.           Entire Agreement.  This Agreement is the entire agreement between You and the Company concerning the terms of the Retention Bonus for continuing employment with the Company in connection with the Transactions, and it supersedes any other agreement or statement made to You in this regard.

[Signature page follows]

2

EXECUTIVE	REABLE THERAPEUTICS, INC.

HARRY L. ZIMMERMAN

Date Signed	Date Signed

[Signature Page to Retention Bonus Agreement]

EXECUTION COPY

RETENTION BONUS AGREEMENT

1.             Purpose.  This Retention Bonus Agreement (the ”Agreement”) is entered into as of November 20, 2007 by ReAble Therapeutics, Inc., a Delaware corporation, which intends to change its name to “DJO Incorporated” (the ”Company”), and                     (“You,” “Your” or “Executive”) for the purpose of setting forth the requirements for the Executive to receive additional compensation (the ”Retention Bonus”) as an incentive to continue employment with the Company during a transition period following the consummation of the transactions (the ”Transactions”) contemplated by that certain Agreement and Plan of Merger, dated contemporaneously herewith, by and among ReAble Therapeutics Finance LLC, Reaction Acquisition Merger Sub, both Delaware corporations and a wholly owned subsidiaries of the Company, and DJO Incorporated.

2.             Deadline for Acceptance of this Offer.  In order to accept this offer, You must sign and return this Agreement to Donald Roberts not later than November 30, 2007.

Requirements for Receiving Retention Bonus.  You will be entitled to receive fifty percent (50%) of the Retention Bonus on January 1, 2008, and fifty percent (50%) of the Retention Bonus on January 1, 2009 (each, a “Retention Date”), subject to forfeiture and/or repayment if You do not remain employed by the Company through January 1, 2009, as described below.

Notwithstanding the forgoing, if Your employment is terminated by the Company without “Cause” (as defined in Your Employment Agreement with the Company, dated as of                   (“Employment Agreement”)) prior to January 1, 2009, You will be entitled to the entire Retention Bonus.

4.             Amount and Time of Payment of Retention Bonus.  The Retention Bonus is equal to $                .  Retention Bonus payments, less all applicable withholding taxes, will be made within ten (10) business days after a Retention Date or Your termination without Cause, as applicable.

5.             Forfeiture or Repayment of Retention Bonus.  Notwithstanding the forgoing, if Your employment is terminated by the Company for Cause prior to January 1, 2010, You forfeit Your right to receive any unpaid Retention Bonus Payment and, if applicable, You must repay to the Company, within 30 days of Your termination for Cause, the amount of any Retention Bonus payment made to You.

6.             Effect of Retention Bonus on Other Benefits.  The payment of any Retention Bonus will not alter Your entitlement to or the amount of any severance or other payment You are entitled to under any other plans, policies or arrangements of the Company.  For purposes of clarification and without limiting the preceding sentence, the Retention Bonus shall not be considered part of (i) Your base salary or bonus when calculating any severance benefits which may accrue to You pursuant to the terms of Your Change of Control Severance Agreement with the Company, dated as of May 27, 2005, or (ii) Your ”Base Salary” (as defined in Your Employment Agreement), when calculating any “Bonus” (as defined in Your Employment Agreement), which may accrue to You pursuant to the terms of Your Employment Agreement.

7.             Confidentiality.  You are required to keep confidential and may not discuss with anyone (other than Your spouse, or as may be required by law or any court order, provided they also keep confidential) the fact that You have been offered a Retention Bonus or any provisions of this Agreement, unless You receive prior written consent from the Company.  If You violate this confidentiality requirement, You will not receive any portion of the Retention Bonus which has not paid to You and You may be subject to additional action by the Company.

8.             Offset of Amounts Owed; Withholding.  The Company shall be entitled to deduct or withhold from any Retention Bonus payment made to You any amounts You owe the Company or any of its affiliates, and any federal, state, local or foreign taxes imposed with respect to Your compensation or other payments from the Company or any of its affiliates.

9.             No Change in Legal Employment Status.  This Agreement and the Retention Bonus are not a contract or guarantee of employment with the Company and they are not intended to change in any way Your status as an at-will employee subject to all applicable terms and conditions of Your employment.

10.           No Right to Assign.  You may not sell or assign Your right to receive the Retention Bonus or pledge it as security for a loan or otherwise, and Your creditors cannot garnish, attach or levy on it prior to its payment.

11.           Successors.  This Agreement is binding on the Company and any direct corporate successor to the Company or its business, and on Your estate, personal representative, guardian or any other person acting in Your interest.

12.           Governing Law.  This Agreement will be governed by and interpreted under New York law.

13.           Entire Agreement.  Except as otherwise specifically referenced herein, this Agreement is the entire agreement between You and the Company concerning the terms of the Retention Bonus for continuing employment with the Company in connection with the Transactions, and it supersedes any other agreement or statement made to You in this regard.

[Signature page follows]

2

EXECUTIVE	REABLE THERAPEUTICS, INC.

HARRY L. ZIMMERMAN

Date Signed	Date Signed

[Signature Page to Bonus Retention Agreement]